UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 10, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Bridge Facility Agreement

On May 10, 2023, Babylon Holdings Limited (“Babylon” or the “Company” and, together with its consolidated subsidiaries, the “Group”), the Subsidiary Guarantors (as defined below), and certain AlbaCore Bridge Notes Subscribers (as defined below) entered into an amendment and restatement agreement (the “Amendment and Restatement Agreement”) to that certain bridge loan notes facility agreement, dated March 9, 2023 (the “Bridge Facility Agreement,” and as amended and restated, the “Amended Bridge Facility Agreement”), by and among the Company, as borrower, Babylon Healthcare Inc., Babylon Partners Ltd., and Babylon Inc., as subsidiary guarantors (the “Subsidiary Guarantors”), Babylon Group Holdings Limited, a limited company organized under the laws of England, as parent guarantor (the “Parent Guarantor” and, together with the Subsidiary Guarantors, the “Guarantors”), and certain affiliates of, or funds managed and/or advised by, AlbaCore Capital LLP (the “AlbaCore Bridge Notes Subscribers”).

Pursuant to the initial Bridge Facility Agreement, the AlbaCore Bridge Notes Subscribers provided Babylon with secured debt financing in the form of a senior secured term loan notes facility (the “Bridge Facility”) for an aggregate principal amount of up to $34,500,000 (such loan notes, the “Bridge Notes”). The Bridge Facility was subject to an original issue discount (calculated on the basis of an aggregate principal amount of $30,000,000). The Bridge Notes were issued in three tranches.

On April 17, 2023, the Company and the note trustee under the Bridge Facility (the “Note Trustee”) agreed to a waiver of the conditions for the utilization of tranche three of the Bridge Facility (the “Tranche Three Waiver”). In connection with the Tranche Three Waiver, among other things, (i) certain operational milestones under the Bridge Facility Agreement were extended, (ii) the governance regime agreed under the Bridge Facility Agreement was simplified to provide a right for certain noteholders under the Bridge Facility (the “Bridge Noteholders”) to nominate a candidate for appointment by the Company as an independent, non-executive director to the board of directors of the Company and that, following such appointment, the board of directors of the Company shall at all times comprise a maximum of five directors, a majority of which must be independent, non-executive directors and two of which must be nominated by the Bridge Noteholders and (iii) the Company agreed to provide the Bridge Noteholders with additional information in relation to the Group to facilitate their financial, operational and legal due diligence of the Group.

Pursuant to the Amended Bridge Facility Agreement, the Bridge Noteholders agreed to provide further secured debt financing in the form of an additional senior secured term loan notes facility (the “Additional Bridge Facility”) in an additional aggregate principal amount of up to $34,500,000, to be funded in three tranches (such loan notes to be issued thereunder, the “Additional Bridge Notes”). The Additional Bridge Facility is subject to an original issue discount (calculated on the basis of an aggregate principal amount of $30,000,000).

The Additional Bridge Notes will be issued by the Parent Guarantor, and are on economic terms substantially similar to the Bridge Notes and will rank pari passu with the Bridge Notes. The issuance of the Additional Bridge Notes is subject to the satisfaction of certain conditions precedent, including the receipt of certain supplemental security agreements and other transaction documentation, and with respect to the third tranche (Tranche Six, as defined below), approvals by Bridge Noteholders.

Each member of the Group which granted security to secure the obligations in respect of the Bridge Notes and the Existing Notes (as defined below) is required to grant supplementary security on substantially the same terms to secure the obligations in respect of the Additional Bridge Notes. The Additional Bridge Notes are guaranteed by the Company and the Guarantors on substantially the same terms as the guarantees granted in respect of the Bridge Notes.

The first tranche of the Additional Bridge Facility (“Tranche Four,” in an aggregate principal amount of $5,750,000, representing $5,000,000 net of original issue discount) will be provided from and including the date on which the conditions precedent in respect of Tranche Four have been satisfied or waived (the “Tranche 4 Closing Date”) until May 12, 2023 and shall be subject, among other conditions, to the public announcement by the Company disclosing the Additional Bridge Facility within four business days of the date of the Amendment and Restatement Agreement; the second tranche of the Additional Bridge Facility (“Tranche Five,” in an aggregate principal amount of $11,500,000, representing $10,000,000 net of original issue discount) may be utilized from May 19, 2023 until June 16, 2023, subject, among other conditions, to the prior utilization in full of Tranche Four; and the third tranche of the Additional Bridge Facility (“Tranche Six,” in an aggregate principal amount of $17,250,000, representing $15,000,000 net of original issue discount) may be utilized on a date agreed between the Parent Guarantor and the Bridge Noteholders which may not be earlier than June 9, 2023 subject, among other conditions, to the prior utilization in full of Tranche Four and Tranche Five and approvals by Bridge Noteholders. Tranche Four is anticipated to be utilized on May 12, 2023, in connection with the entry into the Amended Bridge Facility Agreement and the Framework Implementation Agreement (as defined below).

The Amended Bridge Facility Agreement provides that proceeds from the Additional Bridge Facility must be used for working capital purposes and payments of fees, costs and expenses in connection with the Additional Bridge Facility and related transaction documentation. Pursuant to the terms of the Amended Bridge Facility Agreement, the Group is subject to certain additional restrictive covenants in relation to cash management, intra-group lending and certain other transactions, certain permitted exclusions to the restrictive covenants under the Bridge Facility Agreement have been removed or limited, certain events of default have been expanded to cover all members of the Group, certain additional events of default have been added to the Bridge Facility Agreement, certain additional events in relation to restrictions on transfer of the Bridge Notes and/or the Additional Bridge Notes have been added to the Bridge Facility Agreement and the operational milestones in relation to a recapitalization of the Group and/or the sale of the Group, a sale of a strategic minority stake in the Group or a sale of material assets or subsidiaries of the Group have been removed.

The economic pricing terms of the Additional Bridge Notes are substantially similar to the Bridge Notes. The Additional Bridge Notes bear PIK interest at a rate of Term SOFR plus credit adjustment spread plus a 12% margin. All PIK interest shall be capitalized and added to the principal of the Additional Bridge Facility on the interest payment date of each month, and an upfront fee of 15% of the aggregate commitments under the Additional Bridge Facility (less the aggregate of the amounts of the original issue discount and certain costs, fees and expenses) shall be deferred (and in the case of the upfront fee relating to Tranche Six shall accrue only if Tranche Six is utilized) until the earliest to occur of (i) repayment/prepayment of any principal amount outstanding under the Additional Bridge Facility, (ii) an insolvency event of any member of the Group, or (iii) acceleration of the Additional Bridge Facility. The Bridge Notes and the Additional Bridge Notes shall be repayable on demand by written notice delivered by the Note Trustee, on a date at least five business days’ following the date of such written notice, provided that such date may not occur before June 16, 2023 (the delivery of such notice, the “Trigger Event”).

The Company has a pre-existing financing relationship with AlbaCore Capital LLP. On November 4, 2021, the Company issued $200,000,000 aggregate principal amount of unsecured notes due 2026 (the “Existing Notes”) to certain affiliates of, or funds managed or advised by, AlbaCore Capital LLP (the “AlbaCore Existing Notes Subscribers”) pursuant to a note subscription agreement (the “Note Subscription Agreement”) and deed poll (the “Deed Poll”) and on March 31, 2022, the Company issued $100,000,000 aggregate principal amount of additional Existing Notes to the AlbaCore Existing Note Subscribers pursuant to a note subscription agreement dated December 23, 2021 and a supplemental deed poll dated March 31, 2022. In addition, the Company has issued warrants (the “AlbaCore Warrants”) to subscribe for Class A ordinary shares, par value $0.001056433113 per share, of the Company (the “Class A ordinary shares”) to the AlbaCore Existing Notes Subscribers pursuant to a warrant instrument dated November 4, 2021, as amended and restated on March 31, 2022 (the “Warrant Instrument”). In connection with, and as a condition subsequent to the execution of the Bridge Facility Agreement, the Company issued Class A ordinary shares representing 2.3% of the share capital of the Company (excluding earnout shares and employee awards) to the AlbaCore Bridge Note Subscribers at par value in a private placement pursuant to a subscription agreement (the “Equity Subscription Agreement”), and amended and restated the Warrant Instrument such that the subscription entitlement of the AlbaCore Existing Notes Subscribers to receive Class A ordinary shares pursuant to the terms of the Warrant Instrument were deemed automatically and irrevocably exercised. The Company issued 105,431 Class A ordinary shares to the AlbaCore Existing Notes Subscribers, pursuant to such deemed exercise of the AlbaCore Warrants, on March 27, 2023.

The Company and AlbaCore Existing Notes Subscribers are expected to enter into a second supplemental deed poll to amend the relevant terms and conditions of the Existing Notes to align with the amendments made to the Bridge Facility Agreement pursuant to the Amendment and Restatement Agreement.

Framework Implementation Agreement

On May 10, 2023, at the same time as the Amended Bridge Facility Agreement was entered into, the Group and AlbaCore entered into a framework implementation agreement (the “Framework Implementation Agreement”) to facilitate a potential restructuring and recapitalization of the Group upon the Trigger Event. The Framework Implementation Agreement contemplates that, upon the Trigger Event, certain direct and indirect subsidiaries of Babylon representing substantially all of the Group’s business and undertaking (the “Go-Forward Business”) will return to private ownership (the “Take Private Proposal”) and provides, subject to specified terms and conditions and definitive documentation, a structure for the following to be implemented: (i) additional funding for the Go-Forward Business; (ii) an amendment of the existing aggregate debt under the Existing Notes, the Bridge Facility, and the Additional Bridge Facility (collectively, the “Debt”), including an extension of the maturity of the Debt; and (iii) a new long-term employee incentive plan.

The proceeds from the Additional Bridge Facility are expected to support the Company’s ongoing operations and facilitate any necessary preparatory work to ensure that the Take Private Proposal can be ready for implementation between June 16, 2023 and June 30, 2023, in the absence of any alternative deliverable proposal from a third party that fully discharges the Group's existing debt and provides sufficient liquidity to support to Group's business, as determined by AlbaCore in its sole discretion. Pursuant to the Take Private Proposal, it is expected that certain assets of Babylon (including the shares of its subsidiary, Babylon Group Holdings Limited) will be sold to a newly formed entity (the “NewCo”) capitalized by AlbaCore and other potential investors (the “Investor Group”). This transaction would be implemented without the approval of Babylon’s shareholders because AlbaCore will be exercising rights under its debt agreements with Babylon and the Take Private Proposal will be implemented through the appointment of administrators by the English courts to Babylon Holdings Limited.

The Framework Implementation Agreement contemplates the implementation of the Take Private Proposal through the appointment of administrators by the English courts to the Company (but not to any other member of the Group) and a series of steps to be described in a steps plan, pursuant to which, the Take Private Proposal will involve (i) the transfer of assets and investments in subsidiaries from Babylon Holdings Limited to Babylon Group Holdings Limited, (ii) a request by the board of Babylon Holdings Limited to the High Court in London for the appointment of administrators to Babylon Holdings Limited; (iii) those administrators’ sale of Babylon Group Holdings Limited and certain other assets of Babylon Holdings Limited (together representing substantially all of the business of the Group) to the NewCo; and (iv) the subsequent dissolution of Babylon Holdings Limited and any subsidiaries in the Group that are not transferred to the NewCo. It is not expected that the Take Private Proposal would involve any financial consideration being provided to Babylon’s Class A ordinary shareholders and holders of equity instruments exercisable for the Class A ordinary shares.

Should the Take Private Proposal proceed, Babylon and AlbaCore are committed to ensuring a smooth, seamless change in ownership of the Go-Forward Business that will not disrupt Babylon's operations or valued employees who are key to reaching profitability. The Go-Forward Business will seek to maintain its partnerships with governments, health providers, employers, and insurers worldwide, and continue to deliver high-quality, cost-effective healthcare through its digital-first platform.

Forward-Looking Statements

This Current Report on Form 8-K (this "Report") contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s ability to receive available funding from the Additional Bridge Facility in full and its ability to successfully implement the Framework Implementation Agreement, possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our ability to continue as a going concern over the next twelve months; risks associated with our debt financing agreements with AlbaCore, including our ability to receive available funding from the Additional Bridge Facility in full and the impact of the restrictive covenants on our operations; risks associated with the implementation of the Take Private Proposal pursuant to the Framework Implementation Agreement; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, an asset sale such as the proposed sale of the Meritage Medical Network/Independent Physician Association business, a take private transaction, and/or putting Babylon Holdings Limited into administration under UK law or obtaining relief under the U.S. Bankruptcy Code; risks and uncertainties associated with such administration or bankruptcy proceedings; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives; the impact on our share price as a result of announcements related to a potential take private transaction; turnover in our senior management team and other key talent; our future financial and operating results, ability to generate profits in the future, and timeline to profitability for Babylon as a whole and in our lines of business; the impact of our recently completed reverse share split on the price and trading market for our Class A ordinary shares; if we fail to comply with the NYSE’s continued listing standards and rules, the NYSE may delist our Class A ordinary shares; uncertainties related to our ability to continue as a going concern; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the SEC on March 16, 2023 and Form 10-Q to be filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this Report.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under "Amended and Restated Bridge Facility Agreement" in Item 1.01 of this Current Report is hereby incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On May 10, 2023, Babylon issued a press release announcing entry into the Amended Bridge Facility Agreement and the Framework Implementation Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press release, dated May 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer